Trade and Other Receivables - Schedule of Trade and Other Receivables (Details) - USD ($)		Dec. 31, 2024	Dec. 31, 2023
Schedule of Trade and Other Receivables [Abstract]
Trade receivables		$ 8,082,277	$ 5,629,350
Other receivables		1,326,228	777,972
Advances paid for content and service providers		1,016,045	384,601
Prepayments		242,669	229,508
Other financial assets	[1]	22,779	536
Allowance for estimated credit losses		(1,185,842)	(732,199)
Trade and other receivables, net		$ 9,504,156	$ 6,289,768

[1]	The Group reclassified its bank balances in Lebanese Pounds equivalent of USD 22,779 (2023: USD 536) to other financial assets due to significant devaluation of Lebanese Pounds against US Dollar caused by the ongoing political and economic situation in Lebanon. Refer to note 30.